UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 22, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

            Delaware                     1-5046           94-1444798
---------------------------------   --------------------------------------
  (State or other jurisdiction         (Commission       (IRS Employer
        of incorporation)             File Number)    Identification No.)

 2855 Campus Drive, Suite 300, San Mateo, California         94403
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (650) 378-5200

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 7.01 Regulation FD Disclosure.

On August 22, 2007, the Company issued a press release announcing a reorganization of its Con-way Freight, Inc. subsidiary. Costs for the reorganization are estimated to range from $12 million to $16 million and are expected to be incurred during the remainder of 2007 and the first quarter of 2008. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number    Exhibit Title or Description
--------------    ----------------------------
99.1              Press Release dated August 22, 2007




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CON-WAY INC.



                       By:    /s/ Jennifer W. Pileggi
                             -------------------------
                       Name:   Jennifer W. Pileggi
                       Title:  Senior Vice President


Date: August 22, 2007








                                EXHIBIT INDEX

Exhibit Number    Exhibit Title or Description
--------------    ----------------------------
99.1              Press Release dated August 22, 2007